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                                                                    EXHIBIT 10.1













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                         A.C. Moore Arts & Crafts, Inc.
                                   401(k) Plan
                            Summary Plan Description

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                                TABLE OF CONTENTS




INTRODUCTION TO YOUR PLAN                                                3
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GENERAL INFORMATION ABOUT YOUR PLAN                                      4
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ELIGIBILITY AND PARTICIPATION                                            5
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   Eligibility                                                           5
   Participation Requirements                                            5
   Entry Date                                                            5


YOUR CONTRIBUTIONS TO THE PLAN                                           5
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   Compensation                                                          5
   Elective Deferrals                                                    5


YOUR EMPLOYER'S CONTRIBUTIONS TO THE PLAN                                6
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   Employer Matching Contributions                                       6


BENEFITS UNDER YOUR PLAN                                                 7
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   Normal Retirement Age                                                 7
   Disability                                                            8
   In-Service Distributions                                              8
   Hardship Withdrawals                                                  8
   Loan Availability                                                     9


STATEMENT OF ERISA RIGHTS                                               13
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CLAIMS PROCEDURES                                                       14
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PENSION BENEFIT GUARANTY CORPORATION                                    15
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                                       2
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                            INTRODUCTION TO YOUR PLAN

Your Employer has instituted this Plan to reward efforts made by Employees who contribute to the overall success of the Company. The Plan is exclusively for the benefit of Participants and their Beneficiaries. The purpose of the Plan is to help you build financial security for your retirement and to help protect you and your Beneficiaries in the event of your death or Disability.

This Plan is a 401(k) plan. It offers you a built in savings system through pre-tax payroll deductions. It also offers attractive tax advantages, the freedom to choose investments according to your needs, the flexibility to change your investments as your needs change, and a way to build capital for a secure retirement.

Under the terms of this Plan, you may choose to defer a portion of your current salary, which your Employer then contributes to the plan on a pre-tax basis.
Contributions are not subject to Federal income tax, and in most cases are also exempt from state or local income taxes. Since your contributions are not subject to Federal income tax, your taxable income is reduced.

The laws governing plans like this one contain many provisions that may affect your retirement. You should contact your Plan Administrator with any questions about the Plan before you make any decisions related to your retirement. For specific tax advice, you should contact your tax advisor.

This Summary Plan Description (SPD) summarizes the key features of your Plan, and your rights, obligations and benefits under the Plan. Some of the statements made in this SPD are dependent upon this Plan being "qualified", or approved by the Internal Revenue Service. Please contact your Plan Administrator with any questions you may have after you have read this summary.

Every effort has been made to make this description as accurate as possible.
However, this booklet is not a Plan document. This SPD is not meant to interpret, extend, or change the provisions of the Plan in any way. The terms of the Plan are stated in and will be governed in every respect by the Plan document. Your right to any benefit depends on the actual facts and the terms and conditions of the Plan document, and no rights accrue by reason of any statement in this summary. A copy of the Plan document is available at the principal office of your Employer for inspection. You, your Beneficiaries, or your legal representatives may request to inspect the Plan Document at any reasonable time.

                                       3
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                       GENERAL INFORMATION ABOUT YOUR PLAN

Employer/Plan Sponsor                A. C. Moore Arts & Crafts, Inc.
and Plan Administrator               500 University Court
                                     Blackwood, NJ  08012
                                     (609) 228-6700


Employers Tax ID Number:             22-3527763


Plan Trustee(s):                     Merrill Lynch Trust Company
                                     300 Davidson Avenue
                                     2nd Floor West
                                     Somerset, New Jersey  08873


Plan Name:                           A.C. Moore Arts & Crafts, Inc. 401(k) Plan

Plan Number:                         001


Plan Effective Date:                 January 1, 1999


Employer Tax Year:                   January 1st through December 31st
Plan Year End:                       December 31st

Type of Recordkeeping:               Contract Administration


Type of Plan:                        401(k)


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The Plan Administrator keeps the records for the Plan, and is responsible for the interpretation and administration of the Plan. All Plan Records will be kept on the basis of the Plan Year. The Plan Administrator may hire a third party record keeper to perform the administrative functions of the Plan. If you have questions about the Plan you should write to the Plan Administrator. The Plan
Administrator and the Trustees are designated as the Agents for Service of Legal
Process.
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                                       4
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                                       ELIGIBILITY AND PARTICIPATION


Eligibility:                                     All Employees of the Employer and Participating Affiliates are
                                                 eligible to participate in this Plan, except non-resident aliens, and Employees who are members of a union who bargained separately for retirement benefits during negotiations.

Participating Affiliates:                        A.C. Moore, Inc.; Blackwood Assets, Inc.; and Moorestown Finance,
                                                 Inc

Participation Requirements (401(k)):             If you are not excluded from participation due to the above, you will become eligible to participate in the Plan upon attaining age
                                                 21 and completing one (1) Year of Service.

                                                 A "Year of Service" is a twelve consecutive month period,
                                                 beginning on your date of hire, during which you complete 1,000
                                                 "Hours of Service". An Hour of Service is any hour for which you are paid or entitled to payment.

                                                 If you fail to complete 1,000 Hours of Service during your initial twelve months of employment, you may still complete a Year of
                                                 Service by being credited with 1,000 Hours of Service during any subsequent twelve month period ending on your employment
                                                 anniversary date.

                                                 If you do not meet the eligibility requirements, you will not be eligible to participate in this Plan.

Entry Date:                                      You will become a Participant in the Plan on the Entry Date coincident with or next following the date you meet the
                                                 participation requirements. The Entry Dates for this Plan are the first day of each month.

                                      YOUR CONTRIBUTIONS TO THE PLAN

Compensation:                                    Compensation means the total salary or wages paid to you as shown on your W-2, to a maximum of $160,000*.

                                                 For the first year you participate in the Plan, only
                                                 Compensation earned after your Entry Date will be used to
                                                 determine your share of your Employer's Contribution.

                                                 * Adjusted periodically for cost of living by the IRS.

Elective Deferrals:                              Up to 20% of Annual Compensation, to a maximum of $10,000* per calendar year.

                                                 * Adjusted periodically for cost of living by the IRS.

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
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
                                                 This limitation is an aggregate limit that applies to all
                                                 deferrals you make to this Plan and to any other elective deferral plan, including tax sheltered annuity contracts, simplified pension plans, or other 401(k) plans.

Making and Modifying 401(k) Elections:           You may discontinue deferrals at any time, upon written notice to the Plan Administrator.  Your instructions to cease Elective
                                                 Deferrals will be implemented as of the first payroll period following the date you notified your Plan Administrator.

                                                 To resume your Elective Deferral Contribution, you must provide written notice to your Plan Administrator, and wait until the next monthly interval.

                                                 You may increase or decrease your Elective Deferral Contribution
                                                 Percentage at monthly intervals throughout the Plan Year.

Investment of Contributions:                     As a Participant in this Plan, you direct the investment of your account(s).  Your Plan provides a menu of investment options from which you may select your investments. You may modify your investment elections, transfer existing account balances, and obtain information regarding your investments on a daily basis.

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You should be aware that your investment decisions will ultimately affect the retirement benefits to which you will become entitled. Your Employer and the
Plan Trustee(s) cannot provide you with investment advice, nor are they obligated to reimburse any participant for any investment loss that may occur as a result of his or her investment decisions. There is no guarantee that any of the investment options available in this Plan will retain their value or appreciate.
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                                     YOUR EMPLOYER'S CONTRIBUTIONS TO THE PLAN

Employer Matching Contributions:                 Your Employer may make a contribution to the Plan known as a
                                                 401(k) Matching Contribution. Your Employers 401(k) Matching
                                                 Contribution, if any, will be an amount not to exceed 100% of the first 6% of your Compensation contributed as an Elective Deferral subject to a maximum of $1,500.  In 1999, your employer will contribute 25% of the first 6% of your contribution to a maximum of $1,500.

Eligibility for Employer Matching                Any Participant who makes an Elective Deferral Contribution will
Contributions:                                   be eligible to receive an Employer Matching Contribution.


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
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
Vesting:                                         Vesting means that for each Year of Service you complete you become entitled to all or a portion of your Employer Contributions
                                                 Account(s). For purposes of determining your vested account balance, Years of Service prior to the effective date of the Plan will not be counted.

                                                 For example, if the effective date of the Plan is January 1, 1999 and you were employed as of that date, you will have completed a
                                                 Year of Service for vesting purposes on each January 1st for which you remain employed. If you were employed after January 1, 1999, you will be credited with a Year of Service for vesting purposes on each anniversary of your Date of Hire.

Vesting of Elective Deferrals:                   You are always 100% vested in your Elective Deferrals.

                             Vesting Schedule for Employer 401(k) Matching Contributions

                             Years of Service                        Vested Percentage
                                     1                                      0%
                                     2                                    33 1/3%
                                     3                                    66 2/3%
                                     4                                     100%


Year of Service for Vesting Defined:             You will have completed a Year of Service for vesting purposes on each anniversary of your date of hire with your Employer.

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If this is an amended or restated Plan, your vested percentage cannot be less than your vested percentage prior to the amendment or restatement of this Plan.
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
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
Forfeitures:                                     If you terminate service prior to being fully vested in your
                                                 Employer 401(k) Matching Contribution Account, you forfeit the amount in which you are not vested.  Forfeitures will be used to reduce future Employer 401(k) Matching Contributions to the Plan.


                                           BENEFITS UNDER YOUR PLAN

Normal Retirement Age:                           Your Normal Retirement Age is age 65.

                                                 You are 100% vested in your Employer Contribution Account(s) upon your Normal Retirement Date.

Early Retirement Age:                            Your Early Retirement Age is the attainment of age 55.

                                                 You are 100% vested in your Employer Contribution Account(s) upon your Early Retirement Date.

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
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
Disability:                                      You will be considered to be disabled if your injury or medical condition causes you to be unable to engage in any substantial gainful activity for a continuous period of at least twelve months. Benefit payments will begin as soon as feasible after your
                                                 Disability Retirement Date.

                                                 You are 100% vested in your Employer Contribution Account(s) if you are deemed disabled.

In-Service Distributions:                        As an active Participant in the Plan, you may, upon attaining age
                                                 59 1/2, submit a written application to the Plan Administrator to withdraw all or a portion of your vested account balance.

Hardship Withdrawals                             As an active Participant in the Plan, you may submit a written application to the Plan Administrator for a hardship withdrawal, if you are experiencing an immediate and heavy financial need.

Events Which Qualify For A Hardship              1. To cover medical expenses incurred by you, your spouse or your
Distribution                                     dependents;


                                                 2. For the purchase of a principal residence (excluding mortgage payments);

                                                 3. For the payment of tuition and related educational fees for the next twelve months of post-secondary education for you, your spouse, your children or your dependents;

                                                 4. For the payment of amounts necessary to prevent eviction from or foreclosure on your principal residence.

                                                 All other forms of financial assistance must be explored and exhausted before a Hardship

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If you take a hardship withdrawal, your Elective Deferral Contributions will be suspended for a period of twelve months following the date of the withdrawal.
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
Tax Consequences for Receiving A Distribution    Distribution or withdrawal of your vested account balance may be
or Withdrawal:                                   subject to ordinary income taxes or early distribution penalties.
                                                 Please consult your tax advisor prior to taking any distribution or withdrawal.

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
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
Loan Availability:                               An active Participant in the Plan may request a loan from the
                                                 Plan. A loan allows you to borrow money from your account without incurring a penalty.  You must repay the loan with interest, on an after tax basis, usually through payroll deduction.

                                                 Once you request a loan, your Employer is required to approve the loan.  After approval, you will receive a check with an attached promissory note.  By endorsing the check, you agree to the terms and repayment conditions in the promissory note.

                                                 As an active Participant in the Plan, you may request a loan from the Plan. The loan amount is available by calling the Voice
                                                 Response System.


Loan Requirements:                               1. Loans are available to all participants in the Plan on a uniform and nondiscriminatory basis.

                                                 2. Loans must bear a reasonable rate of interest.

                                                 3. The loan must be adequately secured.

Loan Limitations:                                You may borrow any amount up to 50% of your vested account balance.  However, your loan can be no more than $50,000 minus your highest outstanding loan amount during the prior 12 months.

Loan Repayments:                                 Repayment of a loan must be made at least quarterly, on an after-tax basis, in level payments of principal and interest, and repaid within five years, except for the purchase of a primary residence.

Tax Consequences of Plan Loans:                  If you fail to make loan repayments when they are due, you may be considered to have defaulted on the loan.  Defaulting on a loan may be considered a distribution to you from the Plan, resulting in taxable income to you and may ultimately reduce your benefit from the Plan.

Death Benefits:                                  Your Employer Contribution Account(s) become 100% vested upon your death.

                                                 Your Beneficiary will be entitled to receive your account balance.

                                                 If you are married at the time of your death, your surviving spouse is your Beneficiary unless:

                                                 o    You elect otherwise in writing (with the consent of your
                                                      spouse);
                                                 o    You establish to the satisfaction of the Plan
                                                      Administrator that your spouse cannot be located.
                                                 o    Your spouse has validly waived any right to the death
                                                      benefit.


                                       9
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
                                                 If you want to designate a Beneficiary other than your spouse, (an
                                                 "alternate Beneficiary") you must do so on a form provided by the
                                                 Plan Administrator.  You may revoke or change this designation at any time by filing written notice with the Plan Administrator, however, your spouse must consent, in writing, to any alternate
                                                 Beneficiary.  A Notary Public or Plan official must witness your spouse's consent.

                                                 It is important that you notify the Plan Administrator of any change in your marital status or change in your Beneficiary designation.

Distributions Upon Death:                        If death occurs before Retirement Benefits begin, your Beneficiary may choose to defer payment, or to receive payment based on the following general guidelines:

                                                 o    Payment may be made in the form of a life annuity for
                                                      Participants who transferred money from a prior plan where this option was available;

                                                 o    Payment may be made in installments payable in cash or in
                                                      kind, or part in cash and part in kind over a period not to exceed your expected future lifetime or the joint expected future lifetime (based on actuarial tables) of you and your spouse;

                                                 o    The entire sum must be distributed no later than the last
                                                      day of the year of the fifth anniversary of your death, if your Beneficiary is not your surviving spouse;

                                                 o    If your Beneficiary is your spouse, payment may be
                                                      postponed until December 31st of the calendar year in which you would have attained age 65;

                                                 o    Payment may be made in installments, as described above,
                                                      beginning on or before the December 31st following the year in which you die.

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If death occurs after Retirement Benefits begin, but before your entire
Retirement Benefit has been paid, the remaining portion of your Retirement Benefit will continue in the same form and for the same period as you originally elected. In any case, payments will continue to be made at least as rapidly as such payments were being made prior to your death.
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
                                                 If you fail to designate an alternate Beneficiary, or your alternate Beneficiary does not survive you, the benefit payable from this Plan as a result of your death will be payable to your
                                                 Surviving Spouse. If you have no Surviving Spouse, the death benefit will be paid to your estate.

                                                 If the value of your account is $5,000 or less, death benefits will be distributed to your Beneficiary without your Beneficiary's consent as soon as practicable following your death.


                                       10
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

Forms of Benefit:                                The normal form of payment with respect to your vested account balance under this Plan is a lump sum.  If your account balance is
                                                 $5,000 or less, you will receive a lump sum distribution as soon as feasible following the date you terminated employment.  If your account balance is greater than $5,000, you (and your spouse, if applicable) must give written consent before the distribution can be made.

                                                 An optional form of payment with respect to your vested account balance is installments payable in cash or in kind, or part in cash and part in kind over a period not to exceed your expected future lifetime, or the joint expected future lifetime (based on actuarial tables) of you and your spouse.

                                                 If you transferred money from a prior plan, another form of benefit may be available.  You should consult with your tax advisor regarding those options.

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You may request that all or part of any taxable distribution you receive from the Plan, other than an annuity, installments paid over 10 or more years, or required distributions after age 70 1/2, be rolled over directly from the Trustees to the trustee or custodian of an eligible retirement plan. For this purpose, an "eligible retirement plan" includes an individual retirement account or annuity, or your new employer's qualified plan, if the plan accepts rollovers. The Plan Administrator will notify you if any amount to be distributed to you is an eligible rollover distribution. Special tax withholding rules apply to any portion of the eligible rollover distribution which is not rolled over directly to an eligible retirement plan.
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

Top-Heavy Defined:                               A plan becomes Top-Heavy when 60% or more of the Plan's assets are allocated to Key Employees.  Key Employees are certain owners or officers of your Employer.  If the Plan becomes Top-Heavy certain rules apply.

Top-Heavy Rules:                                 A minimum contribution will be required to Non-Key Employees.
                                                 This contribution is the lesser of:
                                                 o    three percent (3%) of Compensation; or
                                                 o    the largest percentage of Compensation contributed by the
                                                      Employer on behalf of Key Employees.
                                                 o    If you are a Participant in more than one plan maintained
                                                      by your Employer, you may not be entitled to minimum benefits in more than one plan.

Vesting Schedule for Top-Heavy:                  Vesting schedule outlined earlier will apply.

Rollovers or Transfers:                          o    You must submit a written request to your Plan
                                                      Administrator, who will determine whether a rollover or
                                                      transfer is acceptable;

                                                 o    You may make such a contribution to this Plan prior to
                                                      being eligible for the Plan;

                                                 o    Any amount rolled over or transferred to this Plan cannot
                                                      include personal IRA contributions;

                                                 o    Prior to making a rollover or transfer, you should
                                                      consult with your tax advisor.

                                       11
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

Period of Severance:                             Under the elapsed time method, your Years of Service for vesting purposes run from the date you first perform an Hour of Service for your Employer until your severance from service date. A Period of Severance begins on the earlier of:

                                                 o  The date you quit, retire, are discharged, or die.

                                                          OR

                                                 o  The first anniversary of the first date of a period in
                                                    which you remain absent from service with your Employer (with or without pay) for any reason other than quitting, retirement, discharge, or death. These reasons include vacation, holiday, sickness, disability, leave of absence, or layoff.

                                                 If you are absent on military leave, you will not be considered to have a Period of Severance if you return to work within 90 days of your release from military duty, or any longer period during which your reemployment rights are protected by law.

                                                 If you are on an authorized leave of absence (in accordance with standard personnel policies), you will not be considered to have a
                                                 Period of Severance if you return to work immediately upon the expiration of such leave of absence.

                                                 If you are on a leave of absence because of maternity or
                                                 paternity, you will not be considered to have a Period of
                                                 Severance until the second anniversary of the first date of your leave. For example, if you went on maternity leave on October 1,
                                                 1995, you would not be considered to have severed service with your Employer if you returned to work and performed an Hour of
                                                 Service before October 1, 1997. If you did not return to work on or before October 1, 1997, you would incur a Period of Severance.

                                                 If you are reemployed after you incur a Period of Severance and you were vested when you terminated employment, upon your
                                                 reemployment, you will be immediately eligible for the Plan, and you will be vested at the same percentage as when you left.

                                                 If you are reemployed after you incur a Period of Severance and you were not vested when you terminated employment, you will lose credit for service you completed prior to your termination if your absence is five years or longer.

                                                 If you are reemployed within five years after you incur a Period of Severance, and you received a full or partial distribution
                                                 (including a "deemed" distribution if you had a $0 account balance), you may return as a Participant at the same vested percentage as when you left, provided you repay the amount distributed to you within five years of the date you are
                                                 reemployed.  After repayment, your account balance will be restored to its original amount as though


                                       12
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


                                                 there had been no distribution, and any amount forfeited when you left will be replaced by your Employer.

                                                 If you are reemployed after you incur a five-year Period of
                                                 Severance, you will not be given the opportunity to repay the amount distributed to you and your vested percentage will be determined based on your Years of Service beginning on your date of reemployment.

                                                 If you terminate service prior to becoming a Participant in the
                                                 Plan, you will be treated as a new employee upon your
                                                 reemployment. To participate, you must meet the Eligibility
                                                 Requirements.

Qualified Domestic Relations Orders:             As a general rule, your account balance may not be assigned.  This means that your accounts cannot be sold, used as collateral for a loan, given away, or otherwise transferred.  In addition, your creditors may not attach, garnish or otherwise interfere with your account.

                                                 An exception to this general rule is a "qualified domestic relations order" or QDRO.  A QDRO is a court order that can require the Plan Administrator to pay a portion of your account balance to your former spouse, child or other dependent.

Plan Amendment or Termination:                   Your Employer reserves the right to amend the Plan at any time.
                                                 However, no amendment can deprive you of any vested benefits.

                                                 Your Employer also reserves the right to terminate the Plan.  If the Plan is terminated, you will be 100% vested in your total account balance under the Plan.

                            STATEMENT OF ERISA RIGHTS


As a Participant in the Plan, you are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974 (ERISA). Your Employer may not fire you or discriminate against you to prevent you from obtaining a benefit from the Plan or exercising your rights under ERISA.

ERISA provides that all Plan Participants shall be entitled to:

o Examine, without charge, at your Plan Administrator's office, all Plan documents, insurance contracts, if any, and copies of all documents filed by your Plan with the U. S. Department of Labor, such as annual reports and Plan descriptions.

o Obtain copies of all Plan documents and other Plan information upon written request to your Plan Administrator. Your Plan Administrator may impose a reasonable charge for the copies.

o Receive a summary of the Plan's annual financial report. Your Plan Administrator is required by law to provide each Participant with a copy of the Plan's Summary Annual Report.

o Obtain an annual statement telling you whether you have a right to receive a benefit under the Plan, and if so, what your benefits would be if you stop working for your Employer now. If you do not have a right to a benefit under the Plan, the statement must tell you how many years you have to work to get a benefit under the Plan. The Plan may require a written request for this statement, but it must be provided free of charge.

o File suit in Federal court if any materials requested are not received within 30 days of your request unless the materials were not sent because of matters beyond the control of your Plan Administrator. The court may require your Plan Administrator to pay you up to $110 per day for each day's delay until the materials are received by you.

In addition to creating rights for Plan participants, ERISA imposes obligations upon the persons who are responsible for the operation of the Plan. These persons are referred to as "fiduciaries". Fiduciaries must act solely in the interest of Plan Participants and Beneficiaries and must exercise prudence in the performance of their plan duties. Fiduciaries who do not comply with ERISA may be removed and required to make good any losses they have caused the Plan.

If Plan fiduciaries are misusing the Plan's assets, as a Participant in the Plan, you have the right to file suite in a Federal court or to request assistance from the U.S. Department of Labor. If you are successful in your lawsuit, the court may require the other party to pay your legal costs, including attorney's fees. If you are unsuccessful in your lawsuit, or the court finds your action frivolous, the court may order you to pay these costs and fees.

                                CLAIMS PROCEDURES

When you terminate employment, you must complete a form that notifies the Plan Administrator that you are making a claim for benefits. Your Employer has a supply of these forms. Ideally this form should be completed on or before your final day of work. This way, your Employer can send your claim for benefits right away for processing.

If, after your claim for benefits is processed, you have questions or disagree with the calculation of your benefit, you must notify the Plan Administrator in writing. The Plan Administrator will, within 90 days (or within 180 days if special circumstances exist) notify you in writing of its decision. If your claim for a Plan benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. That notification will include:

1. How your benefit was calculated;
2. The specific reason that your claim is denied (in whole or in part) if it is denied;
3. Specific references to Plan provisions on which the denial is based;
4. A description of any additional material or information necessary for you to perfect your claim and an explanation of why such information is necessary;
5. An explanation of the Plan's claim review procedure.

Within 60 days after you receive notice of the denial of part or your entire claim for benefits, you may file a written appeal with the Plan Administrator. You may seek representation by an attorney or other representation of your choosing. You may submit written and oral evidence and arguments in support of your claim. You may review all relevant documents. The Plan Administrator generally makes a final decision within 60 days of your appeal. The Plan Administrator's decision will include the specific reasons for its decision and specific references to Plan provisions on which the decision is based.


                                       14
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                      PENSION BENEFIT GUARANTY CORPORATION


The type of Plan your Employer has adopted is a defined contribution plan. Therefore, the Plan is not subject to or insured by the Pension Benefit Guaranty Corporation (PBGC).

If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Department of Labor Management Services Administration, Department of Labor.



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